UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 19, 2016

BAY BANKS OF VIRGINIA, INC.

(Exact Name of Registrant as Specified in Charter)

Virginia	0-22955	54-1838100
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 S. Main Street, Kilmarnock, Virginia 22482

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (804) 435-1171

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

The attached handout contains financial information which members of management of Bay Banks of Virginia, Inc. are sharing during visits with investors, analysts and other interested parties.

The handout is attached as Exhibit 99.1 to this report and is being furnished, not filed, with this Form 8-K.

Item 9.01 Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Bay Banks of Virginia, Inc. investor handout

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BAY BANKS OF VIRGINIA, INC.

	By:	/s/ Deborah M. Evans
Deborah M. Evans
Chief Financial Officer

September 19, 2016

EXHIBIT INDEX

Exhibit No.	Description
99.1	Bay Banks of Virginia, Inc. investor handout